DELTA NATURAL GAS COMPANY, INC.

CORPORATE GOVERNANCE GUIDELINES

Table of Contents

Page

A.	Composition of the Board	3
B.	Board Leadership	5
C.	Board Compensation and Performance	6
D.	Board of Directors' Responsibilities	6
E.	Management's Responsibilities and Compensation	8
F.	Board Relationship to Management	11
G.	Meeting Procedures	11
H.	Committee Matters	12
I.	Miscellaneous Matters	13

Corporate Governance Guidelines

The following Corporate Governance Guidelines ("Guidelines") have been adopted by the Board of Directors (the "Board") of Delta Natural Gas Company, Inc. (the "Company") to assist the Board in the exercise of its responsibilities to the Company and its shareholders.   These Guidelines should be interpreted in the context of all applicable laws, regulations and listing standards, and the Company's Articles of Incorporation, Bylaws and other of the Company's corporate governance documents.  The Guidelines are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations. These Guidelines are subject to modification, and the Board shall be able, in the exercise of its discretion, to deviate from these Guidelines from time to time, as the Board may deem appropriate in the Company's best interests or as required by applicable laws and regulations.

A.      Composition of the Board

1.      Size of the Board

Pursuant to and in accordance with the Company's Articles of Incorporation, the size of the Board must be within a range of seven (7) to fifteen (15) directors.  Any change in this range for the size of the Board requires the approval of the Company's shareholders.

2.      Board Membership Criteria

The Corporate Governance and Compensation Committee (the "Committee") is responsible for identifying and recommending to the Board individuals qualified to become Board members.  In addition the Committee is charged with the responsibility of evaluating on an ongoing basis the overall composition of the Board, taking into consideration such factors as independence, business experience and specific areas of expertise of each Board member.

The Committee is made up entirely of Board members who meet the independence requirements of the listing standards of any exchange or market where the Company's stock is traded, and other applicable laws, rules and regulations governing independence.

In identifying suitable candidates for nomination to the Board, the Committee must give due consideration to the intelligence, integrity, diversity, education and business experience of each candidate and the amount of time each candidate can reasonably be expected to devote to Board responsibilities.  The Committee's recommendations to the Board shall be consistent with maintaining a high quality, diverse and actively engaged Board.

Nominees recommended by the Board to the Company's shareholders for election to the Board will be selected on the basis of outstanding achievement in their personal careers; prior board experience; wisdom; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board duties. The Board believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors. Nominees recommended by the Board for election to the Company's Board will be selected so that the Board is a diverse body.  The Board considers the term "diversity" to include differences in viewpoint, professional experience, education, skill and other individual qualities and attributes that contribute to board heterogeneity as well as differences in race, gender and ethnicity.

3.          Proportion and Determination of Independent Directors

At least a majority of the Board shall be comprised of independent directors ("Independent Directors"). For purposes of these Guidelines, an Independent Director shall be defined by the applicable independence requirements of the exchange where Delta's shares are traded, the Securities and Exchange Commission ("SEC") and applicable state and federal statutes.

In qualifying a director as an Independent Director, the Board shall make an affirmative determination that the director has no material relationship with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.  The Board will review annually the relationship that each director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).  In assessing the materiality of any existing or proposed director's relationship with the Company, the Board will consider all relevant facts and circumstances. Material relationships may include, but are not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The Board should evaluate materiality not only from the perspective of the director, but also from that of persons and organizations with which the director has a relationship. The Board may adopt categorical standards to assist it in making determinations of independence, which standards shall be disclosed in the Company's filings with the SEC, in accordance with applicable laws and regulations.

4.        Selection of Directors

The Board and the Committee should be responsible, in actual practice and not merely as a procedural formality, for selecting nominees for election to the Board and for recommending them for election by the shareholders. The Board has delegated the selection and initial evaluation of potential directors to the Committee.  In selecting its Board nominees, the Committee will obtain input from the Chairman of the Board ("Chairman") and the principal executive officer.

The Board shall be responsible for determining the qualification of an individual to serve on the Audit Committee as a designated "audit committee financial expert," as required by applicable rules of the SEC under Section 407 of the Sarbanes-Oxley Act of 2002. In light of this responsibility of the Board, the Committee shall coordinate closely with the Board in screening any new Board candidates and in evaluating whether to re-nominate any existing director who may serve in this capacity.  The invitation to join the Board should be extended by the Board, through its Chairman.

5.      Directors Who Change Their Corporate Affiliations

Any Director who changes his or her employer or otherwise has a significant change in job responsibilities, since his or her election to the Board, shall promptly submit a letter of resignation to the Chairman upon the occurrence of such change. In each case, the Committee will review and make a recommendation to the full Board with respect to whether such resignation should be accepted and whether such director should be eligible for re-election, under the circumstances, taking into account all relevant factors.  While it is not the intention of the Board necessarily to accept the director's resignation in these circumstances, the offer to resign provides the Board with the opportunity to review the appropriateness of the individual's continuing service on the Board under the changed circumstances.

No Board member may serve, without the prior approval of the Committee, on the board of directors of any other public for-profit company.  In no case will a Board member be permitted to serve on the board of directors of more than two other companies that are subject to the periodic reporting requirements of the Securities Exchange Act of 1934.  Members of the Board are expected to advise the Chairman and the chair of the Committee prior to accepting membership on or standing for election to the board of directors of any other for-profit company so that a determination may be made as to whether or not such simultaneous service might impair the director's ability to serve effectively or otherwise present a conflict of interest. However, if the director is the chair of the Committee, he or she shall advise the Chairman prior to accepting membership on or standing for election to the board of directors of any other for-profit company.  In addition, any compensation received by any Board member for serving on the board of another for-profit company must be disclosed as soon as practicable to the Committee.

Each officer of the Company must obtain the prior approval of the Board, through the Committee, before accepting an invitation to serve on the board of any other for-profit company.  All approvals of such invitations shall be reported to the Committee at the next scheduled meeting of the Committee. In addition, any compensation received by any Company officer for serving on the board of another for-profit company must be disclosed as soon as practicable to the Committee.

6.      No Pre-Determined Term Limits

In lieu of pre-determined term limits for directors, the Committee will evaluate each director's continued service on the Board in connection with each decision regarding whether such director should be re-nominated to the Board and at such other times as may be appropriate in particular circumstances. In connection with each decision regarding re-nominations, each director should be given an opportunity to confirm his or her desire to continue as a member of the Board.

B.    Board Leadership

1.      Selection of Chairman

The Board believes it is important that it retain the flexibility of deciding whether it is best for the Company at a given point in time for the roles of the Chairman and principal executive officer to be separate or combined and, if separate, whether the Chairman should be selected from the Independent Directors or be an employee of the Company.

2.      Lead Director

If the Chairman is not an Independent Director, the Independent Directors shall select an Independent Director to serve as a lead director (the "Lead Director").  The  Lead  Director  performs  the  following  duties:  (i) convenes  and  chairs meetings of the Independent Directors in executive sessions as may be necessary; (ii) coordinates and  develops  the  agenda  for  executive  sessions  of  the  Independent  Directors;  (iii) coordinates feedback from any executive sessions to the Chairman on behalf of the Independent Directors; and (iv) performs other functions described in these Guidelines.  The Lead Director also performs such other duties as may be assigned to the Lead Director by the Board, the Independent Directors, or the Chairman.

C.     Board Compensation and Performance

1.      Board Compensation and Share Ownership Guidelines

It is appropriate for an external consulting firm specializing in executive compensation to report periodically to the Committee regarding the status of the Company's Board compensation in relation to other comparable U.S. companies.  Changes in Board compensation, if any, should come at the suggestion of the Committee, but with full discussion and concurrence by the Board.

As part of a director's total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a director's compensation should be provided in, or otherwise based on, the Company's common stock.  Accordingly, for the past several years, the Board has approved an annual grant of stock to each Independent Director under the Company's Incentive Compensation Plan.  Additionally, the Board expects that each Independent Director maintain ownership of the Company's shares of at least three times the amount of such director's annual cash retainer.  Directors who have not met this stock ownership guideline are expected to retain at least 75% of the net shares awarded to them under the Incentive Compensation Plan, and to reinvest at least 50% of any dividends received, until the director meets the stock ownership guidelines.

Directors should refrain from engaging in hedging, derivative or other transactions that have an economically similar effect that would undermine the incentives created by deferred stock compensation structures and stock ownership commitments.

2.      Assessing the Performance of the Board as a Whole

The Committee is responsible to periodically report to the full Board regarding the Committee's assessment of the performance of the Board as a whole.  This  assessment  should  specifically  review  areas  in  which  the  Board  and/or  management believes a better contribution could be made.  The purpose of this assessment is to increase the effectiveness of the Board as a whole, not to focus on individual Board members. (As contemplated by Section A.2 of these Guidelines, a separate assessment of each individual director also will be made by the Committee when deciding whether to nominate such director for re-election to the Board.)

D.    Board of Directors' Responsibilities

The  Company's  Board  represents  the  shareholders'  interests  in  perpetuating  a  successful business and optimizing long-term financial returns in a manner consistent with applicable legal requirements and ethical considerations. The Board is responsible for identifying and taking reasonable actions to help assure that the Company is managed in a way designed to achieve this result. Consistent with the importance of the Board's responsibilities, each director is expected to be familiar with the Company's business and public disclosures, to review in advance of Board meetings all related materials distributed to the Board and to attend and participate in meetings of the Board, meetings of any committee of which such director is a member and any shareholders' meetings.

1.	Selection, Evaluation and Retention of Principal Executive Officer and Other Officers

The Board, with assistance from the Committee, has the responsibility to select, evaluate the performance of and make decisions about the retention of the principal executive officer and other officers.  The Committee recommends to the Board the compensation of the principal executive officer and other officers.  In addition, the Board  monitors  on  a  regular  basis  the  effectiveness  and  execution  of  management  strategies  and decisions  in  optimizing  the  Company's  long-term  financial  returns  in  a  manner  consistent  with applicable legal requirements and ethical considerations.  The Board periodically reviews succession plans for the principal executive officer and other officers.

2.	Understanding, Reviewing and Monitoring Implementation of Strategic Plans
and Annual Operating Plans and Operating and Capital Budgets

The Board is responsible for overseeing and understanding the Company's strategic plans from inception through development and execution and should regularly monitor implementation of such plans to determine whether they are being implemented effectively and whether any changes are needed. The Board also is responsible for review and approval of the Company's annual operating and capital budgets and for monitoring whether these plans are being implemented effectively.

3.       Managing Risk

The Board is responsible for understanding the Company's risk exposure and for overseeing the Company's risk mitigation strategies.

4.	Selection and Oversight of Independent Auditors; Oversight of Financial Statements

The Audit Committee of the Board has the sole responsibility to appoint, compensate and replace the Company's independent accounting firm that audits the Company's financial statements and to pre-approve the engagement terms and the provision of any audit and non-audit services performed by such accounting firm for the Company. The Audit Committee has direct responsibility, and the Board has a corresponding and supplemental responsibility, for monitoring the performance of such accounting firm and guarding against any compromise of its independence, as well as overseeing the financial statements prepared by management, with the goal of assuring that they fairly present the Company's financial condition, results of operations, cash flows and related risks in a clear and understandable way.

5.            Advising Management on Significant Issues

The  Board  is  responsible  for  utilizing  the  broad  range  of  experiences  and  perspectives  of directors to advise and counsel management, both in meetings and in informal consultations, on significant issues facing the Company.

6.      Review and Approval of Significant Company Actions and Certain Other Matters

The Board is responsible under state corporate law to review and approve significant actions by the Company, including election of officers, declaration of dividends, debt and equity financings, material asset acquisitions and dispositions and other major transactions.  In addition, the Board is responsible for approving certain actions by the Company as set forth in these Guidelines, and any other Company policies that may be adopted from time to time by the Board, or as otherwise required by any applicable national securities exchange or national securities association on which the Company's securities are traded.

7.      Consideration of Other Constituencies

In addition to fulfilling its obligation to increase shareholder value, the Board may consider the impact of various actions and decisions on the Company's customers, employees, suppliers and the communities where it operates, all of which are essential to a successful business.

E.    Management's Responsibilities and Compensation

Management is responsible for operating the Company in an effective, ethical and legal manner designed to produce value for the Company's shareholders consistent with the Company's policies and standards, including these Guidelines. Management also is responsible for enforcing and complying with mandatory provisions of the Company's policies and standards.  Management is responsible for understanding the Company's income-producing activities and the material risks being incurred by the Company  and  also  is  responsible  for  avoiding  conflicts  of  interest  with  the  Company.

It is appropriate for an external consulting firm specializing in executive compensation to report periodically to the Committee regarding the status of the Company's executive compensation in relation to other comparable U.S. companies.  Changes in executive compensation, if any, should come at the suggestion of the Committee, but with full discussion and concurrence by the Board.

1.      Financial Statements and Disclosures

Management is responsible for producing, under the oversight of the Board and the Audit Committee, financial statements that fairly present the Company's financial condition, results of operations, cash flows and related risks in a clear and understandable way, for making timely and complete disclosures to investors, and for keeping the Board and the appropriate committees of the Board well-informed on a timely basis as to all matters of significance to the Company.

2.      Strategic Planning

The principal executive officer and other officers are responsible for developing and presenting to the Board the Company's strategic plans and for implementing those plans as approved by the Board.

3.      Annual Operating Plans and Budgets

The principal executive officer and other officers are responsible for developing and presenting to the Board the Company's annual operating plans and annual operating and capital budgets and for implementing those plans and budgets as approved by the Board.

4.      Effective Management and Organizational Structure

The principal executive officer and other officers, within the range of their delegated authority, are responsible for selecting qualified members of management and for implementing and working within an effective organizational structure appropriate for the Company's particular circumstances.

5.      Setting a Strong Ethical "Tone at the Top"

The principal executive officer, the principal financial and accounting officers and other officers are responsible for setting a "tone at the top" of integrity, ethics and compliance on the part of all persons associated with the Company, with applicable legal requirements and with the Company's policies and standards.

6.      Internal Controls and Procedures

The principal executive officer and the principal financial and accounting officers are responsible for developing, implementing and monitoring an effective system of internal controls and procedures to provide reasonable assurance that: the Company's transactions are properly authorized; the Company's assets are safeguarded against unauthorized or improper use; and the Company's transactions are properly recorded and reported (i.e. internal control over financial reporting is adequate). Such internal controls and procedures also shall be designed to permit preparation of financial statements for the Company in conformity with generally accepted accounting principles or any other criteria applicable to such statements.

7.      Disclosure Controls and Procedures

The principal executive officer and the principal financial and accounting officers are also responsible for establishing, maintaining and evaluating the Company's "disclosure controls and procedures."  The term "disclosure controls and procedures" means controls and other procedures of the Company that are designed to ensure that information required to be disclosed by the Company in the reports filed by it under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. "Disclosure controls and procedures" include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports it files under the Securities Exchange Act of 1934 is accumulated and communicated to the Company's management, including its principal executive officer and its principal financial and accounting officers, to allow timely decisions regarding required disclosure.

8.      Bonus and Equity Compensation Limits

In no case shall the value of an employee's annual cash bonus award plus their annual stock bonus award (but excluding any performance share awards) exceed 100% of their base cash salary in that year.

On March 4, 2010, the Company registered 1,000,000 shares (after reflecting the May 1, 2012 stock split) of common stock to be available for issuance under its Incentive Compensation Plan.  These shares are issued at the direction of the Committee, who chooses the form and magnitude of the awards.  Some shares issued vest immediately upon receipt while other awards are unvested shares that either subsequently vest or expire depending on the outcome of defined criteria.  In no case shall the number of shares of common stock awarded during any fiscal year exceed 100,000 shares (after reflecting the May 1, 2012 stock split) in the aggregate.

9.      Share Ownership Guidelines

As part of an officer's total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of an officer's compensation should be provided in, or otherwise based on, the Company's common stock.  Accordingly, for the past several years, the Board has approved equity compensation paid to officers under the Company's Incentive Compensation Plan.  Additionally, the Board expects that each officer should maintain ownership of the Company's shares of at least three times annual base cash compensation.  Officers who have not met this stock ownership guideline are expected to retain at least 75% of the net shares awarded to them under the Incentive Compensation Plan, and to reinvest at least 50% of any dividends received, until the officer meets the stock ownership guidelines.

Officers should refrain from engaging in hedging, derivative or other transactions that have an economically similar effect that would undermine the incentives created by deferred stock compensation structures and stock ownership commitments.

10.      Tax Gross-Ups

No tax gross-ups are provided for any compensation or benefits except that certain of the officers' change in control and employment agreements currently provide for tax gross-ups on certain compensation, but as these agreements terminate the Company will not include tax gross-ups in any such future agreements.

11.      Employment Agreements

The Company will not enter into any new employment agreements with any of its officers.

12.      Claw Back Provision

Future cash bonus and incentive compensation awards will be subject to a claw back provision to be defined when the award is granted.

F.    Board Relationship to Management

1.      Regular Attendance of Officers at Board Meetings

Except as otherwise determined in particular circumstances by the Chairman, the Board welcomes the regular attendance at each Board meeting of the Company's officers who are not members of the Board.

2.      Board Access to Management

The Board (as a whole and each director individually) and each Board committee will have complete access to the Company's management.  The Board encourages the officers to bring managers to Board meetings, from time to time, who (a) can provide additional insight into the items being discussed because of personal involvement in these areas, or (b) represent managers with future potential that the officers believe should be given exposure to the Board.

3.      Board's Interaction with Institutional Investors, Press and Customers

The Board believes that the Company's management has the authority and responsibility to provide the public spokesperson for the Company. Individual members of the Board may, from time to time at the request of the management, meet or otherwise communicate with various constituencies that are involved with the Company. If comments from the Board are appropriate, they should, in most circumstances, come from the Chairman.

G.    Meeting Procedures

1.      Selection of Agenda Items for Board Meetings

The Chairman will establish the agenda for each Board meeting.  Each Board member is free to suggest the inclusion of any item(s) on the agenda and in all events to bring before the Board any matter the Board member believes relevant to the Company.

2.      Board Materials Distributed in Advance

Management shall be responsible for assuring that, as a general rule, information and data that are important to the Board's understanding of the Company's business and to all matters expected to be considered and acted upon by the Board are distributed to the Board sufficiently in advance of each Board meeting, and that each action to be taken by written consent is provided the directors a reasonable time to review and evaluate such information and data.  Management will make every attempt to see that this material is as concise as feasible, while still providing sufficient information to permit the Board to be appropriately informed of material matters to be considered at each Board meeting or other Board action.

It is recognized that circumstances will arise when it is not feasible to provide information relating to certain agenda items in advance (or at least not very much in advance) of a Board meeting or an action to be taken by written consent. In such event, reasonable steps shall be taken (which may include extending the length of the Board meeting to allow more discussion, adjourning the meeting for a brief period to allow directors time to review such information, deferring a vote until a follow-up telephonic meeting, or other measures as appropriate) to permit the directors to become fully informed as to the matter before voting on it.

As a general rule, presentations on specific subjects also should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board  has  about  the  material.  On  those  occasions in  which  the  subject  matter  is  too  sensitive  to distribute in written form, there will be an opportunity for full discussion of the presentation at the meeting.

3.      Executive Sessions of Independent Directors

The Company's Independent Directors shall meet at regularly scheduled executive sessions, without the presence of any of the officers, for the consideration of any matters concerning the Company that they deem appropriate.  These executive sessions are presided over by the Lead Director.  Although applicable state law permits the Board to act without a meeting pursuant to unanimous written consent, the Board's formal deliberations and decisions concerning the business and affairs of the Company generally occur only at regular or special sessions of the Board.

H.  Committee Matters

1.      Number, Structure and Independence of Committees

The Board shall have an Audit Committee, a Corporate Governance and Compensation Committee and an Executive Committee.  Each committee shall have the respective responsibilities described in the applicable charters for such committees and, except for the Executive Committee, shall consist solely of Independent Directors.  To the extent the Executive Committee is taking action solely on a matter expressly delegated to it by the Board, consistent with the provisions of these Guidelines, the Company's bylaws and applicable law, the Executive Committee need not include any Independent Directors.  Except as provided in the preceding sentence, any additional committee shall have at least enough Independent Directors to satisfy the same proportion of Independent Directors to non-Independent Directors that applies to the entire Board pursuant to Section A.3, subject to the same flexibility contained in such section to take effective actions when such proportion is not satisfied due to temporary vacancies. If and when the Board appoints any such additional committee, the Board shall, by resolution or otherwise, clearly define in writing the responsibilities of such committee.

2.      Assignment and Rotation of Committee Members

The Chairman consults with the other members of the Board regarding the assignment of Board members to various committees.  Consideration is given to rotating committee members periodically, but the Board does not believe that such a rotation should be mandated as a policy because there may be reasons at a given point in time to maintain an individual director's committee membership for a longer period.  The Board approves all committee assignments.

3.      Frequency and Length of Committee Meetings

Subject to any requirements in the applicable committee charter regarding the frequency of committee meetings, each committee chairman, in consultation with committee members,  determines the frequency and length of the meetings of the committee.

4.      Committee Agenda, Background Materials and Reports

The chairman of each Board committee, in consultation with the appropriate members of management, develops the committee's agenda. Management is responsible for assuring that, as a general rule, information and data that are important to the committee's understanding of the matters within the committee's authority and the matters to be considered and acted upon by a committee are distributed to each member of such committee sufficiently in advance of each such meeting or action taken by written consent to provide a reasonable time for review and evaluation of such information and data. The other provisions applicable under Section G.2 of these Guidelines regarding distribution of Board materials in advance shall apply equally to distribution of committee materials in advance. The agenda for each committee meeting shall be distributed to other members of the Board at the next regularly scheduled Board meeting.

At each Board meeting, the chairman of each committee or his or her delegate shall report the matters considered and acted upon by such committee at each meeting or by written consent since the preceding Board meeting, except to the extent covered in a previous written report to the full Board, and shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by such committee.

I.    Miscellaneous Matters

1.      Resources

The Board (and Board committees to the extent so provided in the applicable committee charters or otherwise authorized by the Board) may use reasonable amounts of time of the Company's internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the authority to hire independent accounting experts, lawyers and other consultants to assist and advise the Board (and any of its committees that are authorized to seek such advice and assistance) in connection with its responsibilities. The Board (and any such committees) shall keep the Company advised as to the general range of anticipated expenses for outside consultants hired by the Board (or such committees).

2.      Reliance

Each director is entitled to rely in good faith on (1) corporate records, corporate officers, corporate employees or Board committees or (2) any other person selected with reasonable care as to matters reasonably believed to be within the person's professional or expert competence. The Board shall assess the qualifications of all such persons on whom it relies, shall inquire as to the processes used by such persons to reach their decisions, prepare their reports and make their recommendations and also shall inquire as to the substance of such matters, and shall hold such persons accountable for any follow- up reasonably needed to satisfy the Board.

3.      Director Orientation and Continuing Education

Each new director shall be given a thorough orientation with respect to his or her duties as a director, and become familiar with these Guidelines, the Business Code of Conduct and Ethics and the charter for any committee on which the director serves.  To provide for the continuing education of its directors, the Company arranges from time to time for presentations to the Board that address legal and other matters of importance to directors in carrying out their responsibilities.  The Company also may sponsor the attendance of its directors at continuing education conferences.

4.      Monitoring of and Disclosure of These Guidelines

The Company maintains and oversees compliance with these Guidelines.  The Committee annually reviews these Guidelines and recommends to the Board modifications or replacement of these Guidelines from time to time as deemed necessary and as approved by the Board.  These Guidelines, including the related committee charters and business code of conduct and ethics, are posted on the Company's website. Such availability on the Company's website is noted in the Company's annual report to shareholders.

5.      Business Code of Conduct and Ethics

The Company maintains and oversees compliance with the Business Code of Conduct and Ethics.  The Board annually reviews the Business Code of Conduct and Ethics and modifies or replaces it from time to time as deemed necessary by the Board.

Approved by the Board of Directors on February 14, 2013